STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	23
Beginning Date of Accrual Period	20-Aug-03
End Date of Accrual Period	21-Sep-03
Distribution Date	22-Sep-03
Previous Distribution Date	20-Aug-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	22,637,663.56
Principal Collections	19,787,870.08
Collections of Interest (net of Servicing Fee and principal recoveries)	2,691,976.03
Servicing Fee	157,254.71
Principal recovery	562.74
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	22,637,663.56
Interest Paid to Certificates	332,530.34
Principal Paid to Certificates	20,372,042.71
Equity Certificate	1,775,835.80
Servicing Fee	157,254.71

Balance Reconciliation

Begin Principal Balance	377,411,307.26
Principal Collections (including repurchases)	19,787,870.08
Charge off Amount	584,172.63
End Principal Balance	357,039,264.55

Collateral Performance
Cash Yield (% of beginning balance)	9.06%
Charge off Rate (net of principal recoveries; % of beginning balance)	1.86%
Net Yield	7.20%

Delinquent Loans
30-59 days principal balance of loan	14,031,013.00
30-59 days number of loans	158
60-89 days principal balance of loan	3,216,003.67
60-89 days number of loans	38
90+ days principal balance of loan	14,309,740.55
90+ days number of loans	176

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	4,621
Number of HEL outstanding (EOP)	4,421
Number of Loans that went into REO	10
Principal Balance of Loans that went into REO	840,009.40

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	1,775,835.80

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	28.43%

Interest Calculations
1 month LIBOR	1.11000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.48000%
Class A Pass-Through Rate	1.48000%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.06000%
Class M Pass-Through Rate	2.06000%
Available Funds Cap	9.56500%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	27.420515
2. Principal Distribution per $1,000	26.998214
3. Interest Distribution per $1,000	0.422300

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.48000%
2. Days in Accrual Period	33

3. Class A Interest Due	283,249.49
4. Class A Interest Paid	283,249.49
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	208,783,405.99
2. Class A Principal Due	18,108,512.41
3. Class A Principal Paid	18,108,512.41
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	190,674,893.58

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5340446

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	27.586011
2. Principal Distribution per $1,000	26.998214
3. Interest Distribution per $1,000	0.587796

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.06000%
2. Days in Accrual Period	33

3. Class M Interest Due	49,280.85
4. Class M Interest Paid	49,280.85
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	26,097,536.65
2. Class M Principal Due	2,263,530.30
3. Class M Principal Paid	2,263,530.30
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	23,834,006.35

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0667546